SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 25, 2004
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(Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California           91730
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(Address of principal executive offices)               (Zip Code)

(909) 987-0177
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   The following exhibits are included with this Report:

    Exhibit 99.1   Press release announcement of the issuance of trust preferred securities.

Item 9.      Regulation FD Disclosure

On March 26, 2004, Vineyard National Bancorp announced by press release its issuance of trust preferred securities. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: March 26, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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